UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine, California 92614
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 3, 2016, Cyroport, Inc. (the “Company,” “we,” “us,” or “our”) commenced an issuer tender offer with respect to certain warrants to purchase common stock of the Company in order to provide the holders thereof with the opportunity to amend and exercise their warrants upon the terms and subject to the conditions set forth in the Company’s Tender Offer Statement on Schedule TO and the related exhibits included therein (the “Offering Materials”), filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2016.

The Company is offering to amend, upon the terms and subject to the conditions set forth in the Offering Materials, the following warrants to purchase common stock (collectively, the “Original Warrants”) issued by the Company with respect to up to 2,448,000 shares of common stock issuable upon exercise of such warrants (the “Offer”):

(1)	warrants to purchase 833,860 shares of the Company’s common stock at an exercise price of $8.28 per share issued in connection with a private placement of units consisting of one share of the Company’s common stock and a warrant to purchase one share of the Company’s common stock with closings that occurred between February 2012 and March 2012;

(2)	warrants to purchase 43,860 shares of the Company’s common stock at an exercise price of $2.28 per share issued in connection with a private placement of bridge notes in June 2013;

(3)	warrants to purchase 28,736 shares of the Company’s common stock at an exercise price of $3.48 per share issued in connection with a private placement of bridge notes in August 2013;

(4)	warrants to purchase 105,776 shares of the Company’s common stock at an exercise price of $2.40 per share issued in connection with a private placement of bridge notes in September 2013;

(5)	warrants to purchase 1,700,634 shares of the Company’s common stock at an exercise price of $4.44 per share issued in connection with the conversion of certain bridge notes into units consisting of one share of the Company’s common stock and a warrant to purchase one share of the Company’s common stock in September 2013;

(6)	warrants to purchase 74,728 shares of the Company’s common stock at an exercise price of $5.88 per share issued in connection with various private placements of bridge notes with closings that occurred between December 2013 and March 2014; and

(7)	warrants to purchase 1,167,789 shares of the Company’s common stock at an exercise price of $6.00 per share issued in connection with various private placements of (i) the Company’s Class A Preferred Stock and Class B Preferred stock with closings that occurred between May 2014 and June 2015, and (ii) bridge notes between December 2014 and February 2015, and in connection with the amendment of certain related-party promissory notes in February and March 2015.

The exercise price and number of shares issuable upon conversion of the Original Warrants have been adjusted for the 1-for-12 reverse stock split that became effective on May 19, 2015.

Pursuant to the Offer, holders may tender to us their Original Warrants and amend the terms of such warrants with respect to all or a portion of the shares purchasable under such warrants at their election (the “Elected Shares”) to: (i) reduce the exercise price to $1.25 per share; and (ii) shorten the exercise period to expire concurrently with the expiration of the Offer at 9:00 p.m. (Pacific Time) on March 30, 2016, as may be extended by the Company in its sole discretion (the “Expiration Date”).

By tendering Original Warrants, holders will also be agreeing to: (A) restrict their ability as the holder of Elected Shares issuable upon exercise of the Amended Warrants (as defined below) to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of such shares without the prior written consent of the Company for a period of sixty (60) days after the Expiration Date (the “Lock-Up Period”); and (B) acting alone or with others, not effect any purchases or sales of any securities of the Company in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) or similar arrangements, or sales or other transactions through non-U.S. broker dealers or foreign regulated brokers through the expiration of the Lock-Up Period. The Elected Shares issued to holders upon exercise of the Amended Warrants will be subject to registration rights for the resale by the holders. Such amendments will be made pursuant to the terms of the applicable Amendment to Warrant to Purchase Common Stock (the “Amendment” and, each Original Warrant, as amended by the applicable Amendment, an “Amended Warrant”) included in the Offering Materials.

The purpose of the Offer is to raise funds to support the Company’s operations by providing the holders of the Original Warrants with the opportunity to amend and exercise their warrants to purchase shares of the Company’s common stock at a significantly reduced exercise price, together with a shortened exercise period. The funds obtained will be used by the Company as working capital and for other general corporate purposes

In the event that a holder’s Original Warrants are properly tendered in the Offer, the Company will issue such holder the Elected Shares (subject to a pro rata reduction as described below). If a holder’s Elected Shares are less than all of the shares of common stock issuable upon exercise of their Original Warrant, the right to purchase the number of shares of common stock in excess of the Elected Shares will be reissued to such holder pursuant to a replacement warrant with the same terms and conditions of the applicable Original Warrant. In addition, if the aggregate number of Elected Shares for all holders participating in the Offer is greater than 2,448,000 shares, each of the participating holder’s number of Elected Shares will be reduced on as close to a pro rata basis as is possible without issuance of fractional shares. In such instance, the Company will issue a holder a replacement warrant reflecting the number of their Elected Shares that were not accepted as a result of the pro rata reduction, and their tendered payment for such shares will be returned to such holder.

Holders may elect to participate in the Offer with respect to some or all of their Original Warrants. If holders choose not to participate in the Offer, their Original Warrants will remain in full force and effect with no change in the terms of the Original Warrants.

The Offer will be open through 9:00 p.m., Pacific Time on March 30, 2016, as may be extended by the Company in its sole discretion.

Important Information

The information in this Current Report on Form 8-K is for informational purposes only, and the foregoing reference to the Offer shall not constitute an offer to buy, exchange or amend securities or constitute the solicitation of an offer to sell, exchange or amend any of the Company’s securities. The Company filed a Tender Offer Statement on Schedule TO and the offering materials related to the tender offer, including the Offer to Amend and Exercise Warrants to Purchase Common Stock, the Election to Consent, Participate and Exercise Warrant, forms of Amendment to Warrants and Notice of Withdrawal, with the SEC. These documents contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

The Company has retained Emergent Financial Group, Inc. as the solicitation agent for the Offer. Emergent Financial Group may be reached at:

Emergent Financial Group, Inc.

3600 American Boulevard West, Suite 670

Bloomington, MN 55431

Attention: Erik Voldness

Telephone: (952) 829-1210

(email: evoldness@emergentfinancial.com)

Forward Looking Statement

This Current Report on Form 8-K contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 and concern matters that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. In some cases, you can identify these statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or similar words which are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Although we believe that our opinions and expectations reflected in the forward-looking statements are reasonable as of the date of this Current Report, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ substantially from the views and expectations set forth in this Current Report. You should be aware that these statements are projections or estimates as to future events and are subject to a number of factors that may tend to influence the accuracy of the statements.  These forward-looking statements should not be regarded as a representation by the Company or any other person that the events or plans of the Company will be achieved.  You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report.  We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the SEC, including those contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, as filed with the SEC on May 19, 2015 and those reports filed after the date of this Current Report. Actual results may differ materially from any forward looking statement

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: March 3, 2016	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer